SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          EUREKA BROADBAND CORPORATION


                                    ARTICLE I


           The name of this Corporation is Eureka Broadband Corporation.


                                   ARTICLE II


           The address of the registered office of the corporation in the State of Delaware is 25 Greystone Manor, Lewes, Sussex County, Delaware 19958-9776 and the name of the registered agent at that address is Harvard Business Services, Inc.

                                   ARTICLE III

           The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV


A.         Classes of Stock.
           ----------------

           This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is One Hundred Forty Million Eight Hundred Six Thousand One Hundred (140,806,100). Ninety-Five Million Six Hundred Fourteen Thousand Four Hundred (95,614,400) shares shall be Common Stock, $.001 par value, and Forty-Five Million One Hundred Ninety-One Thousand Seven Hundred (45,191,700) shares shall be Preferred Stock, $.001 par value, of which Seventeen Million Two Hundred Sixteen Thousand (17,216,000) shares shall be designated Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"), Ten Million (10,000,000) shares shall be designated Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock"), Five Hundred Eighty Seven Thousand Two Hundred Fifty (587,250) shares shall be designated Series C Preferred Stock (the "Series C Preferred Stock"), Seven Million Three Hundred Eighty-Eight Thousand Four Hundred Fifty (7,388,450) shares shall be designated Series D Cumulative Convertible Preferred Stock (the "Series D Preferred Stock"). The issuance price of the Series A Preferred Stock shall be $1.25 per share (the "Series A Original Purchase Price"); the issuance price of the Series B Preferred Stock shall be $3.13 per share (the "Series B Original Purchase Price"); the issuance price of the Series C Preferred Stock shall be $1.00 per share (the "Series C Original Purchase Price"); and the issuance price of the Series D Preferred Stock for each holder of Series D Preferred Stock shall be $2.08 per share (the "Series D Original Purchase Price").

B.         Rights, Preferences and Restrictions of Preferred Stock.
           -------------------------------------------------------

           The Preferred Stock authorized by this Second Amended and Restated Certificate of Incorporation may be issued from time to time in one or more series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and Series D Preferred Stock, which series shall consist of an aggregate of Thirty-Five Million One Hundred Ninety-One Thousand Seven Hundred (35,191,700) authorized shares, are as set forth below in this
Article IV(B). The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in certificates of determination or this Second Amended and Restated Certificate of Incorporation ("Protective Provisions"), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, in provisions regarding dividend, liquidation and acquisition preferences and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to (i) increase the number of shares of any series, prior or subsequent to the issue of that series, and (ii) decrease the number of shares of any series, prior or subsequent to the issuance of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. As used herein, the term "Preferred Stock" used without reference to the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock means the shares of Preferred Stock, without distinction as to series.

1.         Rank.
           ----

                     The Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock shall rank pari passu with each other and each shall rank senior to the Series C Preferred Stock and Common Stock and any other capital stock of the Corporation ranking junior to the Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock as to dividends and upon liquidation, dissolution or winding up. The Series C Preferred Stock shall rank senior to the Common Stock and any other capital stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends and upon liquidation, dissolution or winding up. Whenever at any time the dividend proposed to be paid on a particular series of Preferred Stock is less in amount than all previously accumulated but unpaid dividends on such Preferred Stock for prior annual dividend periods or the full dividend payable for the current annual dividend period, the dividends paid shall be divided ratably (per share) among the particular series of Preferred Stock in proportion to the amounts that would be paid if all dividends were paid thereon.

2.         Dividends.
           ---------

           2.1 Dividends on each share of Series A Preferred Stock shall accrue daily and be cumulative, regardless of whether declared by the Board of Directors of the Corporation, on and after its date of issuance at an annual rate of 8% of the Series A Original Purchase Price per share compounded annually (appropriately adjusted for stock splits, reverse stock splits and similar type transactions or occurrences with respect to the Series A Preferred Stock). In addition, the Series A Preferred Stock shall be entitled to all unpaid dividends which have accrued to the date hereof on the two series of preferred stock previously designated as Series A Redeemable Preferred and Series B Convertible Preferred Stock. No dividend shall be declared or paid upon the Series C
Preferred Stock, the Common Stock or any other class of stock ranking as to dividends junior to the Series A Preferred Stock until all accumulated but unpaid dividends on the Series A Preferred Stock shall be fully paid or dividends in the amount of such deficiency shall be declared on the shares of Series A Preferred Stock and a sum sufficient for the payment thereof set aside for such payment.

           2.2. Dividends on each share of Series B Preferred Stock shall accrue daily and be cumulative, regardless of whether declared by the Board of Directors of the Corporation, on and after its date of issuance at an annual rate of 8% of the Series B Original Purchase Price per share compounded annually (appropriately adjusted for stock splits, reverse stock splits and similar type transactions or occurrences with respect to the Series B Preferred Stock). No dividend shall be declared or paid upon the Series C Preferred Stock, Common Stock or any other class of stock ranking as to dividends junior to the Series B Preferred Stock until all accumulated but unpaid dividends on the Series B
Preferred Stock shall be fully paid or dividends in the amount of such deficiency shall be declared on the shares of Series B Preferred Stock and a sum sufficient for the payment thereof set aside for such payment.

           2.3 Dividends on each share of Series D Preferred Stock shall accrue daily and be cumulative, regardless of whether declared by the Board of Directors of the Corporation, on and after its date of issuance by the Corporation at an annual rate of 8% of the Series D Original Purchase Price per share compounded annually (appropriately adjusted for stock splits, reverse stock splits and similar type transactions or occurrences with respect to the Series D Preferred Stock). No dividend shall be declared or paid upon the Series C Preferred Stock, Common Stock or any other class of stock ranking as to dividends junior to the Series D Preferred Stock until all accumulated but unpaid dividends on the Series D Preferred Stock shall be fully paid or dividends in the amount of such deficiency shall be declared on the shares of Series D Preferred Stock and a sum sufficient for the payment thereof set aside for such payment.

           2.4 Notwithstanding 2.1, 2.2 and 2.3 above, no dividend shall be declared or paid on the Series A Preferred Stock, the Series B Preferred Stock or the Series D Preferred Stock without, at the same time, declaring or paying a dividend to all of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock. In the event the Corporation determines to pay a dividend to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock and the Corporation shall have insufficient funds therefore, the holders of the Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock shall share ratably in any payment of such dividends in proportion to the amounts which otherwise would be payable upon the payment of a dividend with respect to the outstanding shares of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock if all dividends then due and payable with respect to such shares were paid in full.

           2.5 Upon the consummation of a Qualified Public Offering (as such term is defined in Section 5.2.1 hereof), the Corporation shall have the right, in lieu of paying cash for accrued and unpaid dividends on the Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock, to pay such accrued unpaid dividends in additional shares of Common Stock. In such case, the number of additional shares of Common Stock which a holder of Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock shall receive shall be determined by dividing the aggregate amount of the dividend to which such holder is entitled by the per share offering price to the public in connection with such Qualified Public Offering.

           2.6 Dividends on each share of Series C Preferred Stock shall accrue daily and be cumulative, regardless of whether declared by the Board of Directors of the Corporation, on and after its date of issuance at an annual rate of 8% of the Series C Original Purchase Price per share compounded annually (appropriately adjusted for stock splits, revenue stock splits and similar type transactions or occurrences with respect to the Series C Preferred Stock). No dividend shall be declared or paid upon the Common Stock or any other class of stock ranking as to dividends junior to the Series C Preferred Stock until all accumulated but unpaid dividends on the Series C Preferred Stock shall be fully paid or dividends in the amount of such deficiency shall be declared on the share of Series C Preferred Stock and a sum sufficient for the payment thereof set aside for such payment.


           3. Liquidation, Dissolution or Winding Up.

           3.1 Treatment at Liquidation, Dissolution or Winding Up.

                3.1.1 In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Series C Preferred Stock, Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock in liquidation preference, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated in the future to be senior to, or on a parity with, the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock with respect to liquidation preference, the holders of each share of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, whether such assets are capital, surplus or earnings ("Available Assets"), an amount equal to the greater of: (i) with respect to the holders of Series A Preferred Stock, the Series A Original Purchase Price per share of Series A Preferred Stock, plus, all accrued, accumulated or declared but unpaid dividends thereon (subject to equitable adjustment for any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event involving a change in the capital structure of the Preferred Stock), with respect to the holders of Series B Preferred Stock, the Series B Original Purchase Price per share of Series B Preferred Stock, plus all accrued, accumulated or declared but unpaid dividends thereon (subject to equitable adjustment for any stock dividend, stock split, combination, reorganization, reclassification or other similar event involving a change in the capital structure of Preferred Stock), with respect to the holders of Series D Preferred Stock, the Series D Original Purchase Price per share of Series D Preferred Stock, plus all accrued, accumulated or declared but unpaid dividends thereon (subject to equitable adjustment for any stock dividend, stock split, combination, reorganization, reclassification or other similar event involving a change in the capital structure of Preferred Stock) or (ii) an amount per share computed on the basis of the number of shares of Common Stock which would be held by each holder of one share of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, as applicable, if, immediately prior to such liquidation, dissolution or winding-up, all of the outstanding shares of such Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock had been converted into shares of Common Stock under Section 5 hereof.

                If, upon liquidation, dissolution or winding up of the Corporation, the Available Assets shall be insufficient to pay the holders of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, the holders of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock shall share ratably in any distribution of Available Assets pro rata in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock if all liquidation preference dollar amounts with respect to such shares were paid in full. Upon the occurrence of a liquidation, dissolution or winding up of the Corporation, the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock shall rank pari passu with any other series of Preferred Stock hereinafter created which ranks pari passu with the Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock.

                3.1.2 After the distributions in Sections 3.1.1 have been made, and before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series C Preferred Stock in liquidation preference, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated in the future to be senior to, or on a parity with, the Series C Preferred Stock with respect to liquidation preference, the holders of each share of Series C Preferred Stock shall be entitled to be paid out of the Available Assets an amount equal to the Series C Original Purchase Price per share of Series C Preferred Stock, plus all accrued, accumulated or declared but unpaid dividends thereon (subject to equitable adjustment for any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or other similar event).

                If, upon liquidation, dissolution or winding up of the Corporation, the Available Assets shall be insufficient to pay the holders of Series C Preferred Stock, the holders of Series C Preferred Stock shall share ratably in any distribution of Available Assets pro rata in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series C Preferred Stock if all liquidation preference dollar amounts with respect to such shares were paid in full. Upon the occurrence of a liquidation, dissolution or winding up of the Corporation, the Series C Preferred Stock shall rank pari passu with any other series of Preferred Stock hereinafter created which ranks pari passu with the Series C Preferred Stock.

                3.1.3 After the  distributions  described in Sections  3.1.1 and
3.1.2 have been made, the remaining assets of the Corporation, to the extent available, shall be distributed among the holders of shares of Common Stock pro rata based on the number of shares of Common Stock held by each.

                3.2 Treatment of Reorganization, Consolidation, Merger, or Sale of Assets. Any merger, consolidation or other corporate reorganization or combination to which the Corporation is a party, and any sale of all or substantially all of the assets of the Corporation, shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 3; provided, however, that, in the case of any such transaction to which the provisions of Section 5.6 of this Article FOUR also apply, the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock and the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, each voting separately as a class, shall have the right to elect the benefits of the provisions of Section
5.6 of this Article FOUR for all shares of stock in such series which have so affirmatively voted in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 3.

                The provisions of this Section 3.2 shall not apply to (i) any reorganization, merger or consolidation involving only a change in the state of incorporation of the Corporation, (ii) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation that is incorporated in the United States of America, or (iii) a merger, reorganization, consolidation or other combination in which the Corporation's stockholders of record as constituted immediately prior to such merger, reorganization, consolidation or other combination, will, immediately after such event, hold at least 50% of the voting power of the Corporation or such other surviving or resulting entity.

                3.3 Distributions Other than Cash. Whenever the distribution provided for in this Section 3 shall be payable in whole or in part in property other than cash, the value of any property distributed shall be the fair market value of such property as reasonably determined in good faith by the Board of Directors of the Corporation. All distributions of property other than cash made hereunder shall be made, to the maximum extent possible, pro rata with respect to each series and class of Preferred Stock and Common Stock in accordance with the liquidation amounts payable with respect to each such series and class.

           Voting Power.

                4.1  General.  Except as  otherwise  expressly  provided in this
Section 4 or Sections 3, 5 or 6 of this Article FOUR, or in any Statement of Designations, Preferences and Rights hereafter filed with respect to any other series of Preferred Stock, or as otherwise required by law, (i) the holders of the Series C Preferred Stock shall not be entitled to vote on any matters to be voted upon by the stockholders of the Corporation, (ii) each holder of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock could be converted, pursuant to the provisions of Section 5 of this Article FOUR, at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, and (iii) the holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation, including without limitation, increasing or decreasing the authorized number of shares of Common Stock.

           5. Conversion Rights. The holders of the Series C Preferred Stock shall not have any conversion rights. The holders of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock shall have the following rights and be subject to the following obligations with respect to the conversion of such shares into shares of Common Stock:

                5.1 Voluntary Conversion. Subject to and in compliance with the provisions of this Section 5, any shares of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock may, at the option of the holder thereof, be converted at any time and from time to time into fully-paid and non-assessable shares of Common Stock as is determined by dividing the Original Purchase Price by the Conversion Price (as defined below) in effect at the time of conversion. The conversion price at which shares of Common Stock shall be deliverable upon conversion of either Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock without payment of additional consideration by the holder thereof (the "Conversion Price") shall initially be $1.25 per share in the case of Series A Preferred Stock, $3.13 per share in the case of Series B Preferred Stock and the Series D Original Purchase Price per share in the case of Series D Preferred Stock. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment from time to time in accordance with this Section
5. 5.2

                 Automatic Conversion.

                5.2.1 Events Causing  Conversion.  Immediately  (A) prior to the closing of an underwritten public offering on a firm commitment basis pursuant to an effective registration statement filed pursuant to the Securities Act of 1933, as amended, (other than on Form S-4 or S-8 or any successor forms thereto) covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds to the Corporation exceed $30,000,000 (calculated before deducting underwriters' commissions and other offering expenses), and in which the public offering price per share of Common Stock (calculated before deducting underwriters' discounts and commissions) equals or exceeds $6.26 per share (such price being subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event) (a "Qualified Public Offering"), but subject to the closing of such Qualified Public Offering, all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock shall be converted automatically into the number of fully paid, non-assessable shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock are convertible pursuant to this Section as of the closing and consummation of such Qualified Public Offering, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; (B) upon the approval, set forth in a written notice to the Corporation, of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, all outstanding shares of Series A Preferred Stock shall be converted automatically into the number of fully paid, non-assessable shares of Common Stock into which such shares of Series A Preferred Stock are convertible pursuant to this Section as of the closing and consummation of such underwritten public offering, or as of the date of such approval, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; (C) upon the approval, set forth in a written notice to the Corporation, of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, all outstanding shares of Series B Preferred Stock shall be converted automatically into the number of fully paid, non-assessable shares of Common Stock into which such shares of Series B Preferred Stock are convertible pursuant to this Section as of the closing and consummation of such underwritten public offering, or as of the date of such approval, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; or (D) upon the approval, set forth in a written notice to the Corporation, of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, all outstanding shares of Series D Preferred Stock shall be converted automatically into the number of fully paid, non-assessable shares of Common Stock into which such shares of Series D Preferred Stock are convertible pursuant to this Section as of the closing and consummation of such underwritten public offering, or as of the date of such approval, without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

                5.2.2  Surrender  of  Certificates  Upon  Conversion.  Upon  the
occurrence of the conversion event specified in the preceding paragraph 5.1 or 5.2.1, the holders of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, as appropriate, shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or its transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock so surrendered were convertible on the date on which the conversion occurred. The Corporation shall not be obligated to issue such certificates unless certificates evidencing such shares of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

          5.3 Anti-Dilution Adjustments.

                5.3.1 Upon Dilutive Issuances. If the Corporation shall, while there are any shares of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock outstanding, issue or sell shares of its Common Stock or "Common Stock Equivalents" (as defined in Section 5.3.2.1 below) without consideration or at a price per share or "Net Consideration Per Share" (as defined in Section 5.3.3 below) less than the applicable Conversion Price in effect immediately prior to such issuance or sale, then in each such case the applicable Conversion Price, except as provided in Sections 5.3.6 and 5.3.7, shall be lowered so as to be equal to an amount determined by multiplying such applicable Conversion Price immediately in effect prior to such issuance by the following fraction:

                                                    N0 + N1
                                             ----------------------
                                                    N0 + N2

                     Where:

                N0 = the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock or Common Stock Equivalents (calculated on a fully-diluted basis assuming the exercise or conversion of all then exercisable or convertible options, warrants, purchase rights and convertible securities).

                N1 = the number of shares of Common Stock which the aggregate consideration, if any (including the Net Consideration Per Share with respect to the issuance of Common Stock Equivalents), received or receivable by the Corporation for the total number of such additional shares of Common Stock so issued or deemed to be issued would purchase at the applicable Conversion Price in effect immediately prior to such issuance.

                N2 = the number of such additional shares of Common Stock so issued or deemed to be issued.

                The provisions of this Section 5.3.1 may be waived in any instance as to all shares of Series A Preferred Stock upon the written agreement of the holders of two-thirds of the outstanding shares of the Series A Preferred Stock, as to all shares of Series B Preferred Stock upon the written agreement of the holders of two-thirds of the outstanding shares of the Series B Preferred Stock or as to all shares of Series D Preferred Stock upon the written agreement of the holders of two-thirds of the outstanding shares of the Series D Preferred Stock (without the necessity of convening any meeting of stockholders of the Corporation).

                5.3.2 Common Stock Equivalents.

                     5.3.2.1 General. For the purposes of this Section 5.3, the issuance of any warrants, options, subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock and the issuance of any warrants, options, subscription or purchase rights with respect to such convertible or exchangeable securities (collectively, "Common Stock Equivalents"), shall be deemed an issuance of Common Stock. Any obligation, agreement or undertaking to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance of Common Stock at the time such obligation, agreement or undertaking is made or arises. No adjustment of the applicable Conversion Price shall be made under this Section 5.3 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Common Stock Equivalents.

                     5.3.2.2 Adjustments for Adjustment, Cancellation or Expiration of Common Stock Equivalents. Should the Net Consideration Per Share of any such Common Stock Equivalents be decreased from time to time, including without limitation as a result of the application of anti-dilution provisions substantially similar to the provisions of this Section 5.3, then, upon the effectiveness of each such change, the applicable Conversion Price will be that which would have been obtained (1) had the adjustments made pursuant to Section
5.3.1 of this Article FOUR upon the issuance of such Common Stock Equivalents been made upon the basis of the new Net Consideration Per Share of such securities, and (2) had the adjustments made to the applicable Conversion Price since the date of issuance of such Common Stock Equivalents been made to such applicable Conversion Price as adjusted pursuant to clause (1) above. Any adjustment of the applicable Conversion Price which relates to any Common Stock Equivalent shall be disregarded if, as, and when such Common Stock Equivalent expires or is canceled without being exercised, or is repurchased by the Company at a price per share at or less than the original purchase price, so that the applicable Conversion Price effective immediately upon such cancellation or expiration shall be equal to the applicable Conversion Price that would have been in effect (1) had the expired or canceled Common Stock Equivalent not been issued, and (2) had the adjustments made to the applicable Conversion Price since the date of issuance of such Common Stock Equivalents been made to the applicable Conversion Price which would have been in effect had the expired or canceled Common Stock Equivalent not been issued. Notwithstanding the provisions of this Section 5.3.2.2, the foregoing adjustments shall not have any retroactive impact on any shares of Preferred Stock which have been converted, redeemed or otherwise retired prior to such change in the Net Consideration Per Share or expiration or cancellation of such Common Stock Equivalent.

                     5.3.3 Net  Consideration  Per Share.  For  purposes of this
Section 5.3, the "Net Consideration Per Share" which shall be receivable by the Corporation for any Common Stock issued upon the exercise or conversion of any Common Stock Equivalents shall be determined as follows:

                     5.3.3.1 The "Net Consideration Per Share" shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such Common Stock Equivalents, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise, or conversion or exchange thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such Common Stock Equivalents were exercised, exchanged or converted.

                     5.3.3.2 The "Net Consideration Per Share" which shall be receivable by the Corporation shall be determined in each instance as of the date of issuance of Common Stock Equivalents without giving effect to any possible future upward price adjustments or rate adjustments which may be applicable with respect to such Common Stock Equivalents.

                     5.3.4 Stock Dividends for Holders of Capital Stock Other Than Common Stock. Except in the case of the issuance of shares of Common Stock in lieu of paying cash dividends as set forth in Section 2.4 hereof, for purposes of Section 5.3.1 of this Article FOUR, in the event that the Corporation shall make or issue (otherwise than to all holders of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock), or shall fix a record date for the determination of holders of any capital stock of the Corporation (other than all holders of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock) entitled to receive a dividend or other distribution payable in Common Stock or securities of the Corporation convertible into or otherwise exchangeable for shares of Common Stock of the Corporation, then such Common Stock or other securities issued in payment of such dividend shall be deemed to have been issued for no consideration.

                     5.3.5  Consideration  Other than Cash. For purposes of this
Section 5.3, if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5.3 consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation.

                     5.3.6 Exceptions to Anti-dilution Adjustments; Basket for Reserved Employee Shares. This Section 5.3 shall not apply (A) under any of the circumstances which would constitute an Extraordinary Common Stock Event (as described below), (B) to any issuance of shares of Common Stock in lieu of paying cash dividends as set forth in Section 2.4 hereof, (C) to any issuance or sale of shares approved unanimously by the Board of Directors; provided, however, that the maximum number of shares of Common Stock or Common Stock Equivalents issued under this clause (C) shall not exceed 5,000,000 shares in the aggregate, as constituted on the date hereof; (D) to the issuance of Common Stock or warrants to purchase shares of Common Stock issued by the Corporation, with the approval of the Board of Directors, to certain real estate investment trusts and other institutional landlords which have entered into access agreements granting the Corporation the right to install telecommunications systems or to any finders or brokers assisting in finding any such real estate investment trusts or institutional landlords, or the issuance of any shares of Common Stock upon the exercise of any such warrants, or (E) to any issuance of shares of Common Stock in connection with the exercise or conversion of any Common Stock Equivalents issued and outstanding prior to December 15, 2000. Further, this Section 5.3 shall not apply with respect to the issuance or sale of shares of Common Stock, or the grant of options exercisable therefor, issued or issuable to directors, officers, employees and consultants of the Corporation or any subsidiary pursuant to any qualified or non-qualified stock option plan or agreement, or such other options, issuances, arrangements, agreements or plans intended principally as a means of providing compensation for employment or services and approved by the Board of Directors and the stockholders of the Corporation provided that such options do not exceed twenty percent (20%) of the fully diluted shares outstanding.

                     5.3.7 De Minimis Adjustments. No adjustment of the applicable Conversion Price shall be made in an amount less than one cent ($0.01) per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment to the applicable Conversion Price; provided, further, that any such adjustment that is not made to the Conversion Price pursuant to this Section 5.3.7 shall be taken into account upon conversion.

                5.4 Adjustment Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the applicable Conversion Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the applicable Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the applicable Conversion Price, which, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

                An "Extraordinary Common Stock Event" shall mean (i) the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding shares of Common Stock, (ii) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination or reverse stock split of outstanding shares of Common Stock into a smaller number of shares of the Common Stock.

                5.5  Adjustment  Upon  Certain  Dividends.   In  the  event  the
Corporation shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution (other than a distribution in liquidation or other distribution otherwise provided for herein) with respect to the Common Stock payable in (i) securities of the Corporation other than shares of Common Stock, or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities or such other assets receivable by them, giving application to all other adjustments called for during such period under this
Section 5.

                5.6 Adjustment Upon Capital Reorganization or Reclassification. If the Common Stock shall be changed into the same or a different number of shares of any other class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification or otherwise (other than an Extraordinary Common Stock Event), then and in each such event the holder of each share of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock shall have the right thereafter to convert such share into, in lieu of the number of shares of Common Stock which the holder would otherwise have been entitled to receive, the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification or other change by the holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock could have been converted immediately prior to such reorganization, recapitalization, reclassification or change, all subject to further adjustment as provided herein. The provision for such conversion right shall be a condition precedent to the consummation by the Corporation of any such transaction.

                In the case of a transaction  to which both this Section 5.6 and
Section 3.2 of this Article FOUR apply, the holders of at least two-thirds (2/3) of the outstanding shares of Series A Preferred Stock shall have the option of electing treatment for all of the holders of Series A Preferred Stock under either this Section 5.6 or 3.2 of this Article FOUR, notice of which election shall be submitted in writing to the Corporation at its principal office no later than fifteen (15) business days before the effective date of such event.

                In the case of a transaction  to which both this Section 5.6 and
Section 3.2 of this Article FOUR apply, the holders of at least two-thirds (2/3) of the outstanding shares of Series B Preferred Stock shall have the option of electing treatment for all of the holders of Series B Preferred Stock under either this Section 5.6 or 3.2 of this Article FOUR, notice of which election shall be submitted in writing to the Corporation at its principal office no later than fifteen (15) business days before the effective date of such event.

                In the case of a transaction  to which both this Section 5.6 and
Section 3.2 of this Article FOUR apply, the holders of at least two-thirds (2/3) of the outstanding shares of Series D Preferred Stock shall have the option of electing treatment for all of the holders of Series D Preferred Stock under either this Section 5.6 or 3.2 of this Article FOUR, notice of which election shall be submitted in writing to the Corporation at its principal office no later than fifteen (15) business days before the effective date of such event.

                5.7 Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Conversion Price, the Corporation at its expense will furnish each holder of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock so affected with a certificate prepared by the Treasurer or Chief Financial Officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

                5.8 Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Preferred Stock so surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Preferred Stock being converted, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to the holder of the shares of Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5.9 of this Article FOUR, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effective immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                5.9 Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of either Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock, the Corporation shall pay to the holder of the shares which were converted a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a reasonable manner prescribed by the Board of Directors, which, in the case of an automatic conversion upon completion of a Qualified Public Offering, shall be the public offering price per share in such Qualified Public Offering) at the close of business on the Conversion Date. The determination as to whether or not any fractional shares are issuable shall be based upon the aggregate number of shares being converted at any one time by any holder thereof, not upon each share being converted.

                5.10 Partial Conversion. In the event some but not all of the shares of either Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock represented by a certificate(s) surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock, as appropriate, which were not converted.

                5.11 Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock (including any shares of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock represented by any warrants, options, subscription or purchase rights such stock), and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock (including any shares of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock represented by any warrants, options, subscriptions or purchase rights for such stock), the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                6. Restrictions and Limitations on Corporate Action.

                6.1 The Corporation will not take any corporate action without the approval by the holders of at least two-thirds of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, voting together as a single class, if such amendment or corporate action would:

                     (a) create any new class of shares ranking, in any respect, senior to or on parity with the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock;

                     (b) materially change the nature of its business without having previously received the unanimous approval of the Corporation's Board of Directors;

                     (c) increase the authorized number of shares of Preferred Stock;

                     (d) reclassify the shares of Common Stock or any other shares of any class or series of capital stock hereafter created junior to the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock into shares of any class or series of capital stock ranking either as to voting, payment of dividends, distribution of assets or redemption, prior to or on parity with the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock; or

                     (e) voluntarily dissolve, liquidate or wind up or carry out any partial liquidation or dissolution.

                6.2 The Corporation will not take any corporate action without the approval by the holders of at least two-thirds of the then outstanding shares of a particular series of Preferred Stock, if such amendment or corporate action would adversely alter or change the rights, preferences or privileges of such series of Preferred Stock without adversely altering or changing the rights, preferences or privileges of any other series of Preferred Stock to substantially the same extent; provided, however, that the creation and/or issuance of any class of Preferred Stock ranking senior to the Series C Preferred Stock shall not require the consent or approval of the holders of the Series C Preferred Stock.

                7. No Dilution or Impairment. Unless approved by the holders of two-thirds of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, voting separately, the Corporation will not, through any reorganization, transfer of capital stock or assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock set forth herein, but will at all times in good faith assist in the carrying out of all such terms. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock above the amount payable therefor on such conversion, and (b) will take such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock from time to time outstanding. Notwithstanding the foregoing, (i) in the event such proposed reorganization, transfer of capital stock or assets, consolidation, merger, dissolution, issue or sale of securities or other action referred to in this section would only affect either the holders of the Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock, then approval is only needed from the holders of at least two-thirds of the then outstanding shares of the affected series of Preferred Stock, and (ii) nothing shall prevent the Corporation from amending its Certificate of Incorporation upon receiving the appropriate stockholder consent.

           8.  Notices of Record Date.  In the event of:

                (a) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

                (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

                (c) any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then and in each such event the Corporation shall mail or cause to be mailed to each holder of Preferred Stock a notice specifying
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed by first class mail, postage prepaid, at least fifteen (15) days prior to the date specified in such notice on which action is being taken.

                9. Redemption. None of the Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock is redeemable. The holders of Series C Preferred Stock shall have the following rights and be subject to the following obligations with respect to the redemption of their shares.

                     9.1 Defined Terms.

                          9.1.1 "Redemption Price" shall mean an amount equal to
the Series C Original Purchase Price (subject to adjustment for stock splits, reverse stock splits and similar type transactions or occurrences with respect to the Series C Preferred Stock), plus all accrued, accumulated or declared but unpaid dividends thereon.

                          9.1.2 "Redemption Date" shall mean (a) with respect to
a mandatory  redemption under Section 9.2, the date which is no later than sixty
(60) days after the closing of a Qualified Public Offering in the case of a redemption under Section 9.2.1, and (b) with respect to a voluntary redemption under Section 9.3, the date specified in the notice referred to in Section 9.3.1.

                     9.2  Mandatory Redemption.

                          9.2.1 Qualified Public  Offering.  Upon the occurrence
of a Qualified Public Offering, the Corporation shall redeem all outstanding shares Series C Preferred Stock upon payment in cash in respect of each share redeemed of an amount equal to the Redemption Price.

                          9.2.2  Procedure.  At least  thirty (30) days prior to
the Redemption Date, written notice shall be mailed, postage prepaid, to each holder of record of shares the Series C Preferred Stock to be redeemed, at such holder's post office address last shown on the records of the Corporation, notifying such holder of the redemption of such shares to be redeemed at that time, specifying the Redemption Date, the Redemption Price, and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the shares to be redeemed (such notice is hereinafter referred to as the "Redemption Notice"). On or after the Redemption Date, each holder of shares Series C Preferred Stock to be redeemed shall surrender such holder's certificate or certificates representing shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and upon such surrender the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner of such shares and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series C Preferred Stock designated for redemption in the Redemption Notice as holders of shares of Series C Preferred Stock of the Corporation (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not subsequently be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                     9.3  Voluntary Redemption

                          9.3.1 The Corporation shall, at any time and from time
to time (to the extent then lawful), have the right, at its option, to redeem all or any number of the outstanding shares of Series C Preferred Stock. This option shall be exercised by delivery of a written notice of exercise to each holder of record of shares of Series C Preferred Stock to be redeemed, in accordance with the procedures set forth in Section 9.3.3 hereof, which notice shall be delivered at least ten (10), but not more than sixty (60), days prior to the date of redemption.

                          9.3.2 Redemption  Price. The Corporation shall pay the
Redemption Price with respect to each share of Series C Preferred Stock to be redeemed by the Corporation pursuant to Section 9.3.1 in accordance with the procedures in Section 9.3.3.

                          9.3.3  Procedure.  The notice of exercise  pursuant to
Section 9.3.1 hereof shall be mailed, postage prepaid, to each holder of record of shares of Series C Preferred Stock to be redeemed, at such holder's post office address last shown on the records of the Corporation, notifying such holder of the Corporation's intention to exercise its redemption option set forth herein, specifying the Redemption Date, and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the shares to be redeemed. In case less than all the outstanding shares of Series C Preferred Stock are to be redeemed, the number of shares to be redeemed and the method of selecting which shares are to be redeemed, whether by lot or by any other equitable method, shall be determined by the Board of Directors. On or after the Redemption Date, each holder of shares of Series C Preferred Stock to be redeemed shall surrender such holder's certificate or certificates representing shares of Series C Preferred Stock to the Corporation, in the manner and at the place designated in the notice, and upon such surrender the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner of such shares, and each surrendered certificate shall be canceled. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series C Preferred Stock designated for redemption (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not subsequently be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                     9.4 Insufficient Funds. If the funds of the Corporation legally available for redemption of shares of Series C Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series C Preferred Stock to be redeemed on such date, those funds that are legally available shall be used to redeem the maximum number of shares of Series C Preferred Stock, ratably among the holders of such shares to be redeemed. The shares of Series C Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for redemption of shares of Series C Preferred Stock, such funds shall immediately be used to redeem the balance of the Series C Preferred Stock which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed, at a price per share equal to the Redemption Price (as previously determined), plus interest, compounded quarterly and calculated on the basis of a 360-day year, on the Redemption Price at the Defined Rate accrued from and after the Redemption Date to the date of actual redemption. As used herein, the "Defined Rate" shall mean a rate per annum equal to the prime rate of interest periodically established and designated by the Corporation's primary bank, or in the absence of a primary banking relationship, by First Union National Bank, plus three hundred (300) basis points.

                     9.5 Deposit of Redemption Price. On or prior to the Redemption Date, the Corporation shall deposit the Redemption Price with respect to all shares of Series C Preferred Stock designated for redemption in the Redemption Notice and not yet redeemed with a bank or trust company having aggregate capital and surplus in excess of $50,000,000.00 as a trust fund for the benefit of the respective holders of the shares designated for the redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his stock certificate to the Corporation. The balance of any funds deposited by the Corporation pursuant to this Section 9.5 remaining unclaimed at the expiration of two (2) years following the Redemption Date shall be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

                10. Status of Converted or Repurchased Preferred Stock. Any share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be returned to the status of authorized but unissued shares of undesignated Preferred Stock.

C. Common Stock.

           1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. Notwithstanding the foregoing, the Corporation shall not declare and/or distribute a cash dividend upon its Common Stock payable otherwise than out of retained earnings (other than in connection with a liquidation, dissolution or winding-up as contemplated by Section 2 of this Article FOUR).

           2. Liquidation Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to liquidation, dissolution or winding up, upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be distributed to the holders of Common Stock.

           3. Redemption. The Common Stock is not redeemable.

           4. Voting Rights. The holders of Common Stock shall have the right to one vote for each share of Common Stock, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote upon such other matters and in such manner as may be provided by law.

                                    ARTICLE V


           The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation; provided, that the rights, preferences and privileges of any series of Preferred Stock shall not be amended, altered, changed or repealed except in accordance with Article IV.

                                   ARTICLE VI


           A director of the corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize the Corporation action further eliminating or limiting the personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

           Any  repeal  or  modification  of the  foregoing  provisions  of this
Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE VII


           To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advance of expenses to) the officers, directors, employees and agents of the Corporation (and any other person to which the Delaware General Corporation Law permits) through bylaw provisions, agreements, vote of stockholders or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to the limitations contained therein.

                                  ARTICLE VIII


           Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                   ARTICLE IX


           Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                    ARTICLE X


           Except as otherwise provided in this Second Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.